SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                      [X]
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Check the appropriate box:
[ ]  Preliminary Proxy Statement
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     14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           CALIFORNIA INVESTMENT TRUST
                         CALIFORNIA INVESTMENT TRUST II
                (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box:
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

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          pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11-(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.: Schedule 14A

     3)   Filing Party: Registrant

     4)   Date Filed: [date]

                     California Investment Trust Fund Group
                        44 Montgomery Street, Suite 2100
                             San Francisco, CA 94104

                                 January 3, 2000


Dear Shareholder:


Enclosed are proxy materials related to your shares in a fund of the California Investment Trust Fund Group (the "Group"). Please take a few minutes to read the proxy statement and cast your vote. Your vote must be received by no later than January 27, 2000, in order to be cast at the Special Shareholders Meeting on January 28, 2000. The meeting will begin at 10:00 a.m., local time, at the Group's offices at 44 Montgomery Street, Suite 2100 San Francisco, CA 94104.


The proxy statement attached requests your vote to elect five trustees for the Group to serve for an indefinite term. Three of the Group's current trustees were previously elected by the shareholders and you would be re-electing them. Two current Trustees were appointed during the last year and a half to fill vacancies and you would be electing those Trustees for the first time.

You are also being asked to approve new investment management agreements between the Group and CCM Partners, the Group's investment adviser. The recent death of Richard F. Shelton, the retired Chief Executive Officer of CCM Partners, resulted in a change of control of CCM Partners. The laws regulating investment companies require mutual fund shareholders to approve new investment management agreements with the adviser whenever there is a change in control. These new agreements, however, are substantially the same as those currently in effect. The change of control in CCM Partners has not resulted in any change in the team directly responsible for managing the Group's portfolio investments.

Please review the enclosed material and complete, sign, date and return the enclosed Proxy Card(s). It is important that you submit your vote to ensure that your shares are represented at the Special Meeting. If you have any questions about the proxy, please call us at (800) 225-8778.


The Trustees have carefully reviewed the proposals and unanimously recommend that you approve them. Your vote is important for the proper administration of the Group. Thank you in advance for your participation and prompt response in this matter.



                                                  Sincerely,

                                                  /s/ Stephen C. Rogers

                                                  Stephen C. Rogers
                                                  Chairman and President

Enclosures

                     CALIFORNIA INVESTMENT TRUST FUND GROUP
                        44 Montgomery Street, Suite 2100
                             San Francisco, CA 94104
                                 (800) 225-8778


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To be held January 28, 2000


       California Tax-Free Income Fund         S&P 500 Index Fund       U.S. Government Securities Fund
    California Insured Intermediate Fund     S&P MidCap Index Fund      The United States Treasury Trust
   California Tax-Free Money Market Fund    S&P SmallCap Index Fund            Equity Income Fund

To the Shareholders:

     A Special Meeting of Shareholders of each Fund listed above will be held on January 28, 2000 at 10:00 a.m., local time, at 44 Montgomery Street, Suite 2100, San Francisco, California 94104 for the following purposes:

         1. To elect five trustees to serve until their successors are elected and qualified;

          2. To approve new Investment Management Agreements between the Funds and CCM Partners ("CCM") as a result of the change of control of CCM, with no change in the advisory fee payable to CCM;

          3. To transact such other business as may properly come before the Meeting of Shareholders or any adjournments thereof.

     Shareholders of record at the close of business on December 22, 1999 are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, please complete, sign and promptly return the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.


                                            By Order of the Board of Trustees

                                            /s/ Stephen C. Rogers

                                            Stephen C. Rogers, Secretary
                                            January 3, 2000

                    CALIFORNIA INVESTMENT TRUST FUND GROUP


                                   ----------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                           To be held January 28, 2000

                                   ----------


     California Tax-Free Income Fund         S&P 500 Index Fund        U.S. Government Securities Fund
  California Insured Intermediate Fund     S&P MidCap Index Fund       The United States Treasury Trust
 California Tax-Free Money Market Fund    S&P SmallCap Index Fund             Equity Income Fund


     A Special Meeting (the "Meeting") of Shareholders of each Fund listed above will be held on January 28, 2000 at 10:00 a.m., local time, at the offices of the adviser, CCM Partners ("CCM"), 44 Montgomery Street, Suite 2100, San Francisco, California 94104 for the following purposes:

          1. To elect five trustees to serve until their successors are elected and qualified;

          2. To approve new Investment Management Agreements between the Funds and CCM as a result of the change of control of CCM, with no change in the advisory fee payable to CCM;

          3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     This proxy statement is expected to be first mailed to shareholders on or about January 6, 2000.


     This is a combined proxy statement for all of the Funds. Each Fund is a series of California Investment Trust or of California Investment Trust II, each of which is a registered investment company (each investment company is referred to in this proxy as a "Trust" and, collectively, as the "Trusts"). The following table identifies the Trusts to which this proxy relates and the Funds that are series thereof:



        California Investment Trust            California Investment Trust II
      California Tax-Free Income Fund                S&P 500 Index Fund
     California Insured Intermediate Fund           S&P MidCap Index Fund
    California Tax-Free Money Market Fund          S&P SmallCap Index Fund
                                                     Equity Income Fund
                                               U.S. Government Securities Fund
                                              The United States Treasury Trust


     The Board of Trustees is soliciting votes from shareholders of a Fund only with respect to the particular Proposals that affect that Fund. The following table identifies the Funds entitled to vote on each Proposal:



Fund                                                       Proposal 1     Proposal 2
----                                                       ----------     ----------
California Tax-Free Income Fund ("Income Fund")               [X]            [X]
California Insured Intermediate Fund ("Insured Fund")         [X]            [X]
California Tax-Free Money Market Fund ("Money Fund")          [X]            [X]
U.S. Government Securities Fund ("Government Fund")           [X]            [X]
The United States Treasury Trust ("Treasury Trust")           [X]            [X]
S&P 500 Index Fund ("500 Fund")                               [X]            [X]
S&P MidCap Index Fund ("MidCap Fund")                         [X]            [X]
S&P SmallCap Index Fund ("SmallCap Fund")                     [X]            [X]
Equity Income Fund ("Equity Income Fund")                     [X]            [X]

                                 PROPOSAL NO. 1
                              ELECTION OF TRUSTEES

Background
     The Board of Trustees of each Trust is currently comprised of five individuals, three of whom were elected by the shareholders and two appointed by each Board to fill interim vacancies. A majority of the individuals serving on each Board of Trustees are required by the Investment Company Act of 1940 (the "1940 Act") to have been elected by Shareholders. That is currently the case with the Board of Trustees of each Trust. In the event of a future vacancy on the Board of Trustees, however, or a determination by the Board to expand its size to include a larger percentage of independent Trustees (i.e., Trustees who are not affiliated with CCM), the Board would not be able to fill that vacancy or add another independent Trustee by appointment. Its authority to do so under the Declaration of Trust and Bylaws of each Trust would be limited by the 1940 Act which permits such an appointment, with certain exceptions, only when, after giving effect to the appointment, two thirds of the Trustees would have been elected by the shareholders.

     Consequently, one purpose of the Meeting is to elect or re-elect, as the case may be, all five Trustees of each Trust's Board of Trustees, each to serve on the respective Board for an indefinite term, so that any future additions that need to be made to the Board can be handled by the Trustees by appointment.

Information Regarding Nominees
     In evaluating the Nominees, each Board of Trustees took into account their background and experience, including their familiarity with the issues relating to these types of Funds and investments as well as their careers in business, finance, marketing and other areas. Below are the names, ages, business experience during the past five years and other directorships of the Nominees (as furnished to the Trusts). An asterisk (*) has been placed next to the name of each Nominee who would constitute an "interested person," as defined in the Investment Company Act of 1940 by virtue of that person's affiliation with any of the Funds (other than as a Trustee) or CCM.



     Name and Position                               Principal Occupation                    Shares Owned Beneficially
         with Trust          Age                   within the Past 5 Years                   and Percentage of Series
--------------------------- ----- --------------------------------------------------------- --------------------------
*Stephen C. Rogers           33   Chief Executive Officer, CCM Partners, 1999 to present;              * *
Chairman, President,              Chief Operating Officer, CCM Partners 1997 to 1999,
Secretary and Trustee             Administrative Officer, CCM Partners 1993-1997;
(since 1998)                      Marketing Representative, CCM Partners, 1992 to 1993.
*Phillip W. McClanahan       64   Director of Investments, CCM Partners,1985-present;                  * *
Vice President, Treasurer         Vice President and Portfolio Manager, Transamerica
and Trustee (since 1985)          Investment Services, 1984-1985; Vice President and
                                  Portfolio Manager, Fireman's Fund Insurance Company
                                  and Amfire, Inc., 1966-1984.
Harry Holmes                 74   Principal, Harry Holmes & Associates (consulting),                   * *
Trustee (since 1985)              1982-1984; President and Chief Executive Officer,
                                  Aspen Skiing Company, 1973-1984; President and
                                  Chief Executive Officer, Pebble Beach Company
                                  (property management).
John B. Sias                 73   President and CEO, Chronicle Publishing Company,                     * *
Trustee (since 1990)              1993 to Present; formerly, Director and Executive Vice
                                  President, Capital Cities/ABC Inc. and President, ABC
                                  Network T.V. Group.
Guy Rounsaville, Jr.         56   Partner, Allen, Matkins, Leck, Gamble & Mallory LLP;                 * *
Trustee (since 1998)              General Counsel, Wells Fargo Bank, 1977-1999;
                                  Corporate Secretary, Wells Fargo & Company, 1978-1999.


----------
** As of December 20, 1999, Trustees and Officers as a group owned less than 1% of the outstanding shares of the Money Fund, the Treasury Trust, the Insured Fund, the Government Fund, and the 500 Fund. As of December 20, 1999, the Trustees and Officers of the Trust as a group owned approximately 1.1% of the Income Fund, 2.0% of the MidCap Fund, 2.7% of the SmallCap Fund and 1.3% of the Equity Income Fund.

Remuneration of Trustees and Officers
     As shown on the following table the Funds pay the fees of the Trustees who are not affiliated with CCM Partners, which are currently $2,500 per quarter and $500 for each meeting attended. There is no separate compensation for committee service. The table provides information regarding all series of the Trusts for the fiscal year ended August 31, 1999.




                                                             Pension or Estimated                    Total Compensation
                                                              retirement benefits       Annual      respecting Registrant
                                                Aggregate         accrued as        Benefits upon     and Fund complex
          Name/Position with Trust            compensation       Fund Expenses        Retirement      paid to Trustees
-------------------------------------------- -------------- ---------------------- --------------- ----------------------
Stephen C. Rogers
Chairman, President, Secretary and Trustee        None              None                None                None
Phillip W. McClanahan
Vice President, Treasurer and Trustee             None              None                None                None
Harry Holmes
Trustee                                          $12,000            None                None               $12,000
John B. Sias
Trustee                                          $12,000            None                None               $12,000
Guy Rounsaville, Jr.
Trustee                                          $12,000            None                None               $12,000



Information Regarding the Board of Trustees
     The Board of Trustees of each Trust meets quarterly and during the fiscal year ended August 31, 1999 met four times. Each Board has one standing committee, an Audit Committee, whose function is to meet with the independent accountants for the Trust in order to review the scope of the Trust's audit and the Trust's financial statements, and to meet with management concerning these matters. The Audit Committee of each Trust is comprised of the independent Trustees, Messrs. Holmes, Sias and Rounsaville. The independent Trustees receive no additional compensation for serving on the Audit Committee. Each Audit Committee met once during the fiscal year ended August 31, 1999.


Vote Required
     Shareholders of each Trust must separately approve the election of Nominees for that Trust. When a quorum is present, the affirmative vote of a plurality of the shares of each Trust voted at the meeting is required to approve the election of each Nominee for that Trust.

     The Board of Trustees of each Trust, including the independent Trustees, recommends that shareholders vote "For" each of the Nominees under Proposal No. 1.


                                 PROPOSAL NO. 2
                   APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Background
     Shareholders of the Funds are being asked to approve new Investment Management Agreements (the "New Agreements") between the Funds and CCM. The form of the New Agreements is attached as Appendix B. CCM has been the investment adviser for the Funds under Investment Management Agreements dated December 27, 1985, October 15, 1992, December 31, 1985 and April 13, 1992 (the "Current Agreements"). Other than certain conforming changes described below, there is no proposed change in any of the substantive terms of the New Agreements. Approval of the New Agreements by the Funds' shareholders is required by the 1940 Act only as a result of a recent change of control of CCM, the Funds' investment adviser, as described below.

     Richard F. Shelton, the Founder of the California Investment Trust Group, died unexpectedly in October, 1999. Mr. Shelton was the effective control person of CCM through a series of partnership, corporate and trust entities, as follows. Mr. Shelton was the sole trustee of the Richard F. Shelton Trust (the "RFS Trust"), which owned 100% of the voting shares of Richard F. Shelton, Inc. ("RFS, Inc."). RFS, Inc. is the general partner and control person of RFS Partners, a California limited partnership ("RFS Partners"), which is the general partner of CCM. RFS Partners, a broker-dealer, also serves as the Funds' underwriter.

     Upon Mr. Shelton's death, the assets of the RFS Trust were placed in an administrative trust under the supervision Mr. Shelton's executors. When the administration of Mr. Shelton's estate is complete, control of RFS, Inc. will be shared equally by Mr. Stephen C. Rogers, Mrs. Celia S. Rogers, who is Mr. Rogers' wife and the daughter of Mr. Shelton, and Brooks Cutter, Mr. Shelton's stepson. Shortly before Mr. Shelton's death, Mr. Rogers became Chief Executive Officer of CCM, where he had been serving for several years as Chief Operating Officer and as Administrative Officer. Neither Mrs. Rogers nor Mr. Cutter are active in CCM's investment management business.

     At a meeting of the Board of Trustees of each Trust on October 26, 1999, each Board unanimously approved the continuation of the Current Agreements on an interim basis until new advisory agreements could be presented to and approved by shareholders. At the December 7, 1999 meeting of the Board of Trustees of each Trust, each New Agreement was approved unanimously by the respective Board of Trustees, including all of the Trustees who are not parties to the New Agreements or interested persons of such parties (other than as Trustees of the Trust). Each New Agreement as approved by the Board of Trustees is submitted for approval by the shareholders of the Fund to which the New Agreement applies. Each New Agreement must be voted upon separately by each Fund to which it pertains.

     If the New Agreements are approved by shareholders, they will go into effect on February 5, 2000. The New Agreements will remain in effect for up to two years from the date they take effect, and, unless earlier terminated, will continue for maximum terms of one year thereafter, provided that each such continuance is approved annually with respect to each Fund (i) by the applicable Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of the particular Fund, and, in either case, (ii) by a majority of the Trust's Trustees who are not parties to the New Agreement or interested persons of any such party (other than as a Trustee of the Trust).

     If the shareholders of any Fund should fail to approve the New Agreement pertaining to that Fund, the Trustees will promptly seek to enter into a new investment advisory agreement for the Fund, subject to approval by the Fund's shareholders.

     No change has occurred in the management of CCM as a result of the change in control described above. Mr. Shelton was not active in the portfolio management of the Funds. CCM has advised the Funds that no change is expected in the investment management and other personnel of CCM as a result of the change in control and it is currently anticipated the same persons responsible for management of the Funds under the Current Agreements will continue to be responsible under the New Agreements. CCM does not anticipate that the change in control will cause any reduction in the quality of services now provided to the Funds or have any effect on CCM's ability to fulfill its obligations to the Funds.

The Terms of the New Agreements
     The terms of the New Agreements are the same in all material respects as the terms of the Current Agreements, which were last approved by each Trust's Board of Trustees, including a majority of the Trustees who were not parties to such Agreements or interested persons of such parties, at a meeting held on February 16, 1999. The initial shareholder of each Fund approved the Current Agreement for each Fund at the time each Fund was launched.

     We are taking this opportunity, however, to conform agreements for all Funds in both Trusts and to remove inconsistent language. Currently, there are inconsistencies in the extent of the indemnification afforded by the Funds to CCM and there are inconsistencies in specifying which entity (the Fund or CCM) is responsible for bearing costs of routine SEC examinations. The New Agreements will clarify that CCM is responsible for bearing the costs associated with routine SEC examinations and that there is no indemnification of CCM for actions (or for failures to act) in contravention of any provisions of the New Agreements, a Fund's investment restrictions or any provisions of applicable law.

     Pursuant to the New Agreements, CCM will continue to provide investment research and portfolio management, including the selection of securities for the Funds to purchase, hold, or sell and the selection of brokers or dealers through whom the portfolio transactions of each fund are executed. CCM's activities are subject to review and supervision by the Trustees to whom CCM renders periodic reports of the Funds' investment activities. CCM, at its own expense, also will furnish the Trusts with executive and administrative personnel, office space and facilities, and pays certain additional administrative expenses incurred in connection with the operation of each Fund.

     Each Fund will to continue to pay for its own operating expenses and for its share of its respective Trust's expenses not assumed by CCM, including, but not limited to, costs of custodian services, brokerage fees, taxes, interest, costs of reports and notices to shareholders, costs of dividend disbursing and shareholder record-keeping services (including telephone costs), auditing and legal fees, the fees of the independent Trustees and the salaries of any officers or employees who are not affiliated with CCM, and its pro-rata portion of premiums on the fidelity bond covering the Funds.

     There will be no increase in advisory fees for any of the Funds. The annual advisory fees under the New Agreements for each Fund are:



Fund Name                                                            Advisory Fees
---------                                                            -------------
California Tax-Free Income Fund           A monthly fee computed at the annual rate of 0.50% of average
California Insured Intermediate Fund      daily net assets up to and including $100 million; plus 0.45%
California Tax-Free Money Market Fund     of average daily net assets over $100 million up to and including
U.S. Government Securities Fund           $500 million; plus 0.40% of average daily net assets above
The United States Treasury Trust          $500 million.

S&P MidCap Index Fund                     A monthly fee computed at the annual rate of 0.40% of average daily net assets.

S&P 500 Index Fund                        A monthly fee computed at the annual rate of 0.25% of average daily net assets.

S&P SmallCap Index Fund                   A monthly fee computed at the annual rate of 0.50% of average
Equity Income Fund                        daily net assets up to and including $500 million; plus 0.45%
                                          of average daily net assets up to and including $1 billion; plus
                                          0.40% of average daily net assets above $1 billion.

     The New Agreements provide that CCM is obligated to reimburse each of the Funds which are series of California Investment Trust monthly (through a reduction of its management fees and otherwise) for all expenses (except for extraordinary expenses such as litigation) in excess of 1.00% of each Fund's average daily net assets. The Manager has also agreed to further limit the expenses of each Fund, other than the Income Fund, through December 31, 2000, to the following annual percentage of daily net assets: Insured Fund, 0.55%; Money Fund, 0.40%; 500 Fund, 0.20%; MidCap Fund, 0.40%; SmallCap Fund, 0.65%; Equity Income Fund, 0.80%; Government Fund, 0.65%; and Treasury Trust, 0.40%.

     The New Agreements may be terminated without penalty at any time by the applicable Trust with respect to one or more of the Funds to which the relevant Agreement applies (either by the applicable Board of Trustees or by a majority vote of the terminating Fund's outstanding shares); or by the Manager on 60-days' written notice, and will automatically terminate in the event of its assignment as defined in the 1940 Act.

Information about CCM Partners
     CCM Partners, a California limited partnership, is the investment adviser for the Funds under the Current Agreements. CCM is registered as an investment advisor with the Securities and Exchange Commission. As of December 20, 1999 CCM managed over $650 million in assets. Other than the Trusts, CCM does not act as investment adviser to any other registered investment companies.

     Phillip W. McClanahan is the portfolio Manager for the California Tax-Free Income Fund, the California Insured Intermediate Fund, the U.S. Government Securities Fund and The United States Treasury Trust. He joined the firm in 1985 and has over 35 years of investment experience. Mr. McClanahan graduated from the University of Kansas in 1958 and earned his MBA from the University of Pennsylvania, Wharton School in 1966.

     Roderick G. Baldwin is the portfolio manager for the S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund and the Equity Income Fund. He joined CCM in 1999. Prior to his employment with CCM, he was Vice President of Index Investing at Bank of America Capital Management. Mr. Baldwin graduated from Hamilton College in 1968 and earned his MBA from the University of Pennsylvania, Wharton School in 1970. He has approximately 30 years of experience with equity fund management.

     Michael J. Conn is the portfolio manager for the California Tax-Free Money Market Fund. Mr. Conn joined CCM in 1996 and prior to his joining the firm, spent several years working for Gruntal & Co. specializing in trading and institutional sales of various fixed income securities. Mr. Conn graduated from the Leavy School of Business at Santa Clara University.

     CCM Partners' officers are shown below:



                                                 Principal Occupation
     Name and Address                           Within the Past 5 years
-----------------------     --------------------------------------------------------------
Stephen C. Rogers           Chief Executive Officer, CCM Partners 1999 to present; Chief
44 Montgomery Street        Operating Officer, CCM Partners 1997 to 1999; Administrative
Suite 2100                  Officer, CCM Partners 1993 to 1997; Marketing Representative,
San Francisco, CA 94104     CCM Partners, 1992 to 1993.
Phillip W. McClanahan       Director of Investments, CCM Partners, 1985 to present; Vice
44 Montgomery Street        President and Portfolio Manager, Transamerica Investment
Suite 2100                  Services, 1984 to 1985; Vice President and Portfolio Manager,
San Francisco, CA 94104     Fireman's Fund Insurance Company and Amfire, Inc., 1966
                            to 1984.

     For the fiscal year ended August 31, 1999, CCM received a management fee of $558,691 from the Money Fund and reimbursed that Fund $233,014, which resulted in a net management fee of $325,677; a management fee of $1,043,156 from the Income Fund, and did not make any reimbursements; a fee of $174,183 from the Government Fund and reimbursed that Fund $3,320 which resulted in a net management fee of $170,863; a fee of $253,658 from the Treasury Trust and reimbursed that Fund $109,740, which resulted in a net management fee of $143,918; and a fee of $123,678 from the Insured Fund and reimbursed that Fund $27,698 which resulted in a net management fee of $95,982.

     For the fiscal year ended August 31, 1999, CCM received a management fee of $212,287 from the MidCap Fund and reimbursed that Fund $89,438, which resulted in a net management fee of $122,849; a fee of $313,194 from the 500 Fund and reimbursed that Fund $218,960, which resulted in a net management fee of $94,234; a fee of $47,058 from the SmallCap Fund and reimbursed that Fund $38,043, which resulted in a net management fee of $9,015; and a fee of $67,107 from the Equity Income Fund and reimbursed that Fund $8,051, which resulted in a net management fee of $59,056.

Evaluation by the Board of Trustees
     In determining whether or not it was appropriate to approve the New Agreements and to recommend their approval to the shareholders, each Board of Trustees, including the Trustees who are not interested persons of CCM, considered various materials and representations provided by CCM and was advised by independent legal counsel with respect to these matters.

     Information considered by the Trustees included, among other things, the following: (1) representation that the same persons responsible for management of the Funds under the Current Agreements are currently expected to continue to manage the Funds under the New Agreements; (2) that the compensation to be received by CCM under the New Agreements is the same as the compensation paid under the Current Agreements; (3) CCM's representation that it will not seek to increase the rate of advisory fees paid by the Funds for a period of at least two years and that it will keep any existing expense limitation agreement in effect for a period of at least two years; (4) that the senior management personnel responsible for the management of CCM are expected to continue to be responsible for the management of CCM; and (5) the commonality of the terms and provisions of the New Agreements and Current Agreements.

     Further, the Board of Trustees reviewed its determinations reached at the meetings of the Board of Trustees of California Investment Trust Funds Group held on February 16, 1999, and December 7, 1999, respecting the Current Agreements and, with respect to the Current Agreements, (1) the nature and quality of the services rendered by CCM under the Current Agreements; (2) the fairness of the compensation payable to CCM under the Current Agreements; (3) the results achieved by CCM for the Funds; and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of CCM.

     Based upon its review, each Board of Trustees determined that, by approving the New Agreements, the Funds can best be assured that services from CCM will be provided without interruption. Each Board of Trustees also determined that the New Agreements are in the best interests of each Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, each Board of Trustees unanimously approved the New Agreements and voted to recommend its approval by each Fund's shareholders.

Vote Required
     Shareholders of each Fund must separately approve the applicable New Agreement with respect to that Fund. Approval of this Proposal No. 2 by a Fund requires an affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     The Board of Trustees of the Funds, including a majority of the independent Trustees, recommends that you vote "FOR" this Proposal No. 2.


                               GENERAL INFORMATION

The Legal Framework
     Pursuant to Section 15 of the 1940 Act, each investment advisory agreement between a Fund and an adviser terminates automatically upon its assignment, which is deemed to include any change of control of the investment adviser.
Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders. Therefore, in order for CCM to continue to provide investment advisory services to the Funds after the change of control described above, the shareholders of each Fund must approve the New Agreement between each Fund and CCM.

General

     The Funds' Distributor is RFS Partners, 44 Montgomery Street, Suite 2100, San Francisco, California, 94104. Mr. McClanahan owns 12.19% of RFS Partners as a limited partner. Mr. Rogers' wife indirectly has an interest in RFS Partners through RFS Trust. The Funds' Custodian Bank, Shareholder Servicing and Transfer Agent is Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202. During the year ended August 31, 1999, the Funds paid no commissions to the affiliated broker-dealer RFS Partners.


Voting Rights and Procedures and Shareholder Meeting Costs
     Each share of each Fund is entitled to one vote. Shareholders of each Fund at the close of business on December 22, 1999 (the "Record Date") will be entitled to be present and give voting instructions for the Funds at the Meeting with respect to their shares owned as of the Record Date. For each Fund, as of December 22, 1999, the total number of shares outstanding and entitled to vote and the total net assets represented by those shares was:




                                              Total Number          Total Net
                  Fund                         of Shares             Assets
---------------------------------------      ---------------     ----------------
California Tax Free Income Fund               15,618,724.098     $189,071,925.46
California Insured Intermediate Fund           2,341,042.354       24,298,328.07
California Tax-Free Money Market Fund        102,282,267.700      103,118,846.10
U.S. Government Securities Fund                2,965,229.145       29,830,220.82
The United States Treasury Trust              68,169,507.740       68,191,270.73
S&P 500 Index Fund                             5,460,618.586      159,709,303.09
S&P MidCap Index Fund                          3,750,118.607       61,393,717.24
S&P SmallCap Index Fund                          919,078.561       12,438,761.02
Equity Income Fund                               895,043.205       11,005,389.15


     Except as indicated under "Information Regarding Nominees" above, as of December 20, 1999, to the knowledge of the Trusts' management, the officers and Trustees of the Trusts owned, collectively, less than 1% of the shares of each Fund. To the knowledge of the Trusts' management, at the close of business November 30, 1999, the only persons owning beneficially more than five percent of the outstanding shares of each Fund were those listed in Appendix A.

     The Declaration of Trust of each Trust provides that the presence at a shareholder meeting in person or by proxy of 40 percent of the shares of each Trust entitled to vote at the Meeting constitutes a quorum. Thus, the Meeting will take place on its scheduled date if 40 percent or more of the shares of the series of each Trust entitled to vote are represented. If a quorum is not present or if a quorum is present but sufficient votes in favor of any of the Proposals are not received, the meeting may be held for the purposes of voting on those proposals for which sufficient votes have been received and the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to any proposal for a Fund for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question of adjournment in person or by proxy. The persons named as proxies will vote in favor of any such adjournment. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the respective Trust at the address indicated above or by voting in person at the meeting.


     In tallying shareholder votes, abstentions (i.e., shares for which a proxy is presented, but which abstains from voting on one or more matters) and "nominee non-votes" (i.e., shares held by nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum, or majority of voting shares, is present for the conduct of business at the Meeting and will be voted in favor of any adjournment proposed. However, nominee non-votes will not constitute votes for or against any proposal, will not constitute an abstention, and will be disregarded in determining votes cast for purposes of determining whether a proposal has received a majority of the outstanding voting shares.


     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by the Trusts, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Trusts, officers and employees of CCM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, CCM may retain a firm to solicit proxies on behalf of the Board, the fee for which will be borne by CCM.


Annual Reports
     A COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED AUGUST 31, 1999, IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO CALIFORNIA INVESTMENT TRUST GROUP, 44 MONTGOMERY STREET, SUITE 2100, SAN FRANCISCO, CA 94104 OR BY CALLING 1-800-225-8778.

Other Matters to Come Before the Meeting
     Neither Board of Trustees is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.


Shareholder Proposals
     The Meeting is a special meeting of shareholders. Neither Trust is required to, nor does either intend to, hold regular meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the respective Trust.


     PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By order of the Board of Trustees,

                                          /s/ Stephen C. Rogers


                                          Stephen C. Rogers
                                          Chairman and President
                                          January 3, 2000

                                   APPENDIX A
                                 5% SHAREHOLDERS

     As of November 30, 1999, the following shareholders, to the Trusts' knowledge, owned beneficially more than 5% of a Fund's outstanding shares, as noted:



MONEY FUND:
Donald Fisher & Doris Fisher (9.27%)                 John J. Fisher (5.146%)
One Maritime Plaza #1400                             One Maritime Plaza #1400
San Francisco, CA 94111-3503                         San Francisco, CA 94111-3503

Robert J. Fisher (5.174%)
One Maritime Plaza #1400
San Francisco, CA 94111-3503

INSURED FUND:
Northern Trust Co. (10.197%)                         Deborah Murray (7.067%)
P.O. Box 92956                                       27 Makin Grade
Chicago, IL 60675                                    Ross, CA 94957

John Larson (7.473%)                                 The Harold Messmer Family Trust (5.475%)
1 Market Plaza                                       2884 Sand Hill Rd., Suite 200
San Francisco, CA 94105                              Menlo Park, CA 94025

GOVERNMENT FUND:
Blush & Co. (8.496%)                                 Firstar Trust Company CUST (6.68%)
P.O. Box 976                                         David Vernon Thomas IRA
New York, NY 10268                                   1393 Oak Avenue
                                                     Los Altos Hills, CA 94024-5768
TREASURY TRUST:
William Edwards (23.352%)                            Edwin Callan (6.923%)
3000 Sand Hill Rd.                                   71 Stevenson Street, #1300
Menlo Park, CA 94025                                 San Francisco, CA 94105

D & DF Foundation (5.000%)
1 Maritime Plaza, Suite 1300
San Francisco, CA 94111-3503

S&P 500 FUND:                                        Charles Schwab & Co. (7.128%)
State Street CA Inc., Custodian (14.519%)            101 Montgomery Street
FBO Cal/STRS                                         San Francisco, CA 94104
1001 Marina Village PKWY FL 3
Alameda, CA 94501

MIDCAP FUND:
Donald Fisher & Doris Fisher, Trustees (12.221%)     Charles Schwab & Co. (11.531%)
Donald G. Fisher 1991                                101 Montgomery Street
Charitable Remainder Trust 1                         San Francisco, CA 94104
c/o Pisces Inc.
1 Maritime Plaza, Suite 1300
San Francisco, CA 94111-3503

EQUITY INCOME FUND:
Timothy Abel (12.011%)                               Susan Ballinger (10.048%)
1331 B St., #B                                       50 Makin Grade
Hayward, CA 94541                                    Kentfield, CA 94904

Richard F. Shelton Trust (6.249%)
1 Market
San Francisco, CA 94105

SMALLCAP FUND:
Alexander D. Calhoun & (6.599%)         FBO Spieker 1991 Trust (5.264%)
Charles S. Lafollette Trust             Michael McAuliffe Trust
Thomas B. Calhoun 1992 Trust            1 Market Plaza, Suite 2100
1 Maritime Plaza, Suite 300             San Francisco, CA 94105
San Francisco, CA 94111

Richard F. Shelton Trust                Charles Schwab & Co. Inc. (9.943%)
Richard F. Shelton Trustee (6.122%)     Reinvest Account
1 Market                                101 Montgomery Street
San Francisco, CA 94105                 San Francisco, CA 94104

                                   APPENDIX B
                   FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT


                              MANAGEMENT AGREEMENT

     THIS MANAGEMENT AGREEMENT made as of _______________, by and between [Name of Trust] ______________________________, a Massachusetts business trust (the "Trust"), on behalf the series of the Trust identified in the Appendix attached hereto (the "Fund"), and CCM PARTNERS, a limited partnership organized and existing under the laws of the State of California (the "Manager"),

     WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

     WHEREAS, the Trust desires to retain the Manager to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services;

     NOW THEREFORE, the Trust and the Manager mutually agree as follows:

     1. Appointment of Manager. The Trust hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and management services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust's Board of Trustees.

     2. Duties of Manager.

     (a) General Duties. The Manager shall act as investment manager to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, programs and restrictions of the Fund as provided in the Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws, and such other limitations as the Trustees may impose from time to time in writing to the Manager. The Manager shall, except as otherwise provided for herein, render or make available all services needed for the management, administration and operation of the Fund. Without limiting the generality of the foregoing, the Manager shall:
         (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets and the purchase and sale of portfolio securities for the Fund, including the taking of such other steps as may be necessary to implement such advice and recommendations;
         (ii) furnish the Fund with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust's Board of Trustees may reasonably request; (iii) manage the investments of the Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iv) provide persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust and the Fund (such officers and employees, as well as certain Trustees, may be trustees, directors, officers, partners, or employees of the Manager or its affiliates); and (v) render to the Trust's Board of Trustees such periodic and special reports with respect to the Fund's investment activities as the Board may reasonably request

     (b) Brokerage. The Manager shall place orders for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Manager. In placing the Fund's securities trades, it is recognized that the Manager will give primary consideration to securing the most favorable price and efficient execution, so that the Fund's total cost or proceeds in each transaction will be the most favorable under all the circumstances. Within the framework of this policy, the Manager may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party. It is understood that an affiliate of the Manager may act as one of the Fund's brokers in the purchase and sale of portfolio securities for the Fund, consistent with the requirements of the 1940 Act.

     It is also understood that it may be desirable for the Fund that the Manager have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the

Fund than might result from the allocation of brokerage to other brokers on the basis or seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Fund may be made with brokers who provide such research and analysis, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice to determine whether the Fund benefits, directly or indirectly, from such practice. It is understood by both parties that the Manager may select broker-dealers for the execution of the Fund's portfolio transactions who provide research and analysis as the Manager may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Manager in connection with its services to other clients.

     On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

     3. Best Efforts and Judgment. The Manager shall use its best judgment and efforts in rendering the advice and, services to the Fund as contemplated by this Agreement.

     4. Independent Contractor. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     5. Manager's Personnel. The Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager or the Trust's Board of Trustees may desire and reasonably request.

     6. Reports by Fund to Manager. Each Fund from time to time will furnish to the Manager detailed statements of its investments and assets, and information as to its investment objective and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to the Fund's investments as may be in its possession or available to it, together with such other information as the Manager may reasonably request.

     7. Expenses.

         (a) The Manager shall bear and pay the costs of rendering the services to be performed by it under this Agreement. In addition, with respect to the operation of the Fund, the Manager is responsible for (i) the compensation of any of the Trust's trustees, officers, and employees who are affiliates of the Manager, (ii) the expenses of printing and distributing the Fund's prospectuses, statements of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (iii) providing office space and equipment reasonably necessary for the operation of the Fund.

         (b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 7(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of the Fund's Shareholders and Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Manager; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

         (c) To the extent the Manager incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Manager for such costs and expenses, except to the extent the Manager has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Fund to the extent of the Manager's actual costs for providing such services.

     8. Investment Advisory and Management Fee

         (a) The Fund shall pay to the Manager, and the Manager agrees to accept, as full compensation for all administrative and investment management and advisory services furnished or provided to the Fund pursuant to this Agreement, a management fee as set forth in the Fee Schedule attached hereto as the Appendix, as may be amended in writing from time to time by the Trust and the Manager.

         (b) The management fee shall be accrued daily by the Fund and paid to the Manager on the first business day of the succeeding month.

         (c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Manager shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

         (d) The fees payable to the Manager under this Agreement will be reduced to the extent required under the most stringent expense limitation applicable to the Fund imposed by any state in which shares of the Fund are qualified for sale. The Manager may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses that are the responsibility of a Fund under this Agreement. Except as the Manager may otherwise agree with respect to the Fund, any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Manager hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. Any fee withheld pursuant to this paragraph 8(d) from the Manager shall be reimbursed by the Fund to the Manager in the first fiscal year or the second fiscal year next succeeding the fiscal year of the withholding to the extent permitted by the applicable state law if the aggregate expenses for the next succeeding fiscal year or second succeeding fiscal year do not exceed the applicable state limitation or any more restrictive limitation to which the Manager has agreed.

         (e) The Manager may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Fund. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Manager hereunder.

      9. Trading in Fund Shares. The Manager agrees that neither it nor any of its partners, officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers and partners or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

     10. Conflicts with Trust's Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust's Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and the Fund.

     11. Manager's Liabilities and Indemnification.

         (a) The Manager shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the Trust or another third party for inclusion therein.

         (b) The Manager shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Manager.

         (c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

         (d) Notwithstanding the foregoing, the Manager agrees to reimburse the Trust for any and all costs, expenses, and counsel and trustees' fees reasonably incurred by the Trust in the preparation, printing and distribution of proxy statements, amendments to its Registration Statement, holdings of meetings of its shareholders or trustees, the conduct of factual investigations, any legal or administrative proceedings (including any applications for exemptions or determinations by the Securities and Exchange Commission) which the Trust incurs as the result of action or inaction of the Manager or any of its partners where the action or inaction necessitating such expenditures (i) is directly or indirectly related to any transactions or proposed transaction in the interests or control of the Manager or its affiliates (or litigation related to any pending or proposed future transaction in such interests or control) which shall have been undertaken without the prior, express approval of the Trust's Board of Trustees; or
             (ii) is within the sole control of the Manager or any of its affiliates or any of their officers, partners, employees, or agents. So long as this Agreement is in effect, the Manager shall pay to the Trust the amount due for expenses subject to this Subparagraph 10(b) within thirty (30) days after a bill or statement has been received from the Trust therefor. This provision shall not be deemed to be a waiver of any claim which the Trust may have or may assert against the Manager or others for costs, expenses, or damages heretofore incurred by the Trust or for costs, expenses" or damages the Trust may hereafter incur which are not reimbursable to it hereunder.

         (e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or partner or officer of the Manager, from liability in violation of Sections 17(h) and (i) of the 1940 Act.


     12. Non-Exclusivity. The Trust's employment of the Manager is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein.

     13. Term. This Agreement shall become effective as of the date of execution and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one
         (1) year so long as such continuation is approved for each Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and
         (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

     14. Termination. This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days' written notice to the Manager, and by the Manager upon sixty (60) days' written notice to the Fund.

     15. Termination by Assignment. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

     16. Transfer, Assignment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of each Fund.

     17. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

     18. Definitions. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the 1940 Act.

     19. Notice of Limitation an Liability. The Manager acknowledges that it has received notice of and accepts the limitations of the Trust's liability set forth in Article III, Section 6(b) of its Agreement and Declaration of Trust. The Manager agrees that the Trust's obligations under this Agreement with respect to the Fund shall be limited to the Fund and to its assets, and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any trustee, officer, employee or agent of the Trust or the Fund, nor from the assets of shareholders of any other series of the Trust.

     20. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     21. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.


[NAME OF TRUST]

By: -------------------------------
Name:
Title


CCM PARTNERS,
a California Limited Partnership



By: -------------------------------

RFS Partners,
its General Partner


By: -------------------------------
Richard F. Shelton, Inc.,
its General Partner


By: -------------------------------

Name:
Its:

                        APPENDIX TO MANAGEMENT AGREEMENT


      Dated _______________________________ (the "Management Agreement")


The provisions of the Management Agreement between the Trust and the Manager apply to the following series of the Trust: _______________________________


                                  FEE SCHEDULE

The Fund shall pay to the Manager, as full compensation for all investment management, advisory and administrative services furnished or provided to the Fund, pursuant to the Management Agreement, a management fee based upon the Fund's average daily net assets at the following per annum rates:


                                 FEE LIMITATIONS

[California Investment Trust Funds: To the extent that the gross operating costs and expenses of the Fund (excluding any extraordinary expenses, such as litigation) exceed 1.00% of the Fund's average daily net asset value for any one fiscal year, the Manager shall reimburse the Fund for the amount of such excess expenses.]

                                   APPENDIX C

                                  FORM OF PROXY

           Please fold and detach card at perforation before mailing

                                                 SPECIAL MEETING OF SHAREHOLDERS
                                                                January 28, 2000
CALIFORNIA INVESTMENT TRUST
CALIFORNIA TAX-FREE INCOME FUND

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF CALIFORNIA INVESTMENT TRUST AND CALIFORNIA INVESTMENT TRUST II

     The undersigned hereby appoints Stephen C. Rogers and Phillip W. McClanahan, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of each series of California Investment Trust and California Investment Trust II (each, a "Trust") to be held on January 28, 2000, at the offices of California Investment Trust Group, 44 Montgomery Street, Suite 2100, San Francisco, California, and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the series (the "Fund") of the respective Trust, as indicated above, held by the undersigned at the close of business on December 22, 1999.

                                             Dated: ______________________, 2000

                                             ___________________________________
                                                Signature(s) (if held jointly)

                                             Please  sign  exactly  as  name  or
                                             names  appear  on your  shareholder
                                             account statement.  When signing as
                                             attorney,     trustee,    executor,
                                             administrator, custodian, guardian,
                                             or corporate  officer,  please give
                                             your full title. If shares are held
                                             jointly,  each  shareholder  should
                                             sign.
                                                                             CIT

                  Please detach at perforation before mailing.

     A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. Please sign, date and return this proxy promptly. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.

       Please indicate your vote by an "X" in the appropriate box below.

1.   To elect  Trustees  of the  Trust.  The  nominees  are:
     Stephen C. Rogers, Phillip W. McClanahan, Harry Holmes,
     John B. Sias and Guy Rounsaville, Jr.
                                    FOR            WITHHOLD            FOR ALL
                                                                       EXCEPT
                                    [ ]               [ ]                [ ]  1.

     TO  WITHHOLD   AUTHORITY  TO  VOTE  FOR  AN  INDIVIDUAL
NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NAME OF
THE NOMINEE ON THE LINE BELOW.

____________________________________________________________

2.   Approval of a new investment advisory agreement between
     the Fund and CCM Partners,  the  investment  adviser to
     the Fund.
                                    FOR            AGAINST             ABSTAIN
                                    [ ]              [ ]                 [ ]  2.